UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2023

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On January 10, 2023, TD SYNNEX Corporation (“TD SYNNEX”) issued a press release regarding TD SYNNEX’ financial results for its fiscal fourth quarter and year ended November 30, 2022 and the announcement of a dividend in the amount of $0.35 per common share in the first quarter of fiscal year 2023. The full text of TD SYNNEX’ press release is furnished herewith as Exhibit 99.1.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
e) Offer Letter Amendment. On January 4, 2023, TD SYNNEX Corporation (the "Company") and Dennis Polk, Executive Chair of the Board of Directors of the Company, entered into a third amendment to Mr. Polk's January 4, 2018 offer letter. The amendment provides that, for the period December 1, 2022 through November 30, 2023 (the "Final Transition Period"), in light of Mr. Polk's continued duties as an employee with respect to the Company's business, his target bonus for the fiscal year ending November 30, 2023 will be $800,000 with the same performance metrics established by the Compensation Committee for executive officers having similar business responsibilities, provided he remains employed by the Company through November 30, 2023.
The foregoing description of the amendment to Mr. Polk's offer letter is qualified in its entirety by reference to the full text of the Amendment No. 3 to Offer Letter dated January 4, 2023, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01    Other Events.
On January 10, 2023, the Company announced that its Board of Directors has approved a stock repurchase program of up to $1 billion of its common stock over a period of up to three years, replacing the previous three-year program. Stock repurchases may be made at management's discretion from time to time through open market or privately negotiated transactions, including pursuant to one or more Rule 10b5-1 trading plans adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document
10.1	Amendment No. 3 to Offer Letter dated January 4, 2023, by and between TD SYNNEX and Dennis Polk

99.1	Press Release dated January 10, 2023 regarding financial results.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2023	TD SYNNEX CORPORATION

	By:	/s/ Marshall Witt
Marshall Witt
Chief Financial Officer